MARSHALL FUNDS, INC.

Prospectus Supplement

To Prospectus Dated October 31, 2003

Marshall Mid-Cap Growth Fund

Marshall Small-Cap Growth Fund

Effective September 1, 2004, the MID-CAP GROWTH FUND and the SMALL-CAP GROWTH FUND are managed by Kenneth S. Salmon and James A. Stark, CFA.  Prior to joining M&I Investment Management in 2000, Mr. Salmon was a senior analyst focused on growth companies at Tucker Anthony Sutro and C.L. King & Associates.  Mr. Salmon graduated cum laude with a B.A. in Economics from State University of New York in Potsdam, New York.  Prior to joining M&I Investment Management in 2004, Mr. Stark served as General Partner and Portfolio Manager with Overland Partners, L.P.  Previously, Mr. Stark was a Portfolio Manager with American Century Investments and served as a small cap analyst with Kemper Financial Services and Investment & Capital Management.  He holds a B.B.A. degree in Finance from the University of Wisconsin-Madison and an M.B.A. degree from the Kellogg Graduate School of Management at Northwestern University.

The date of this Prospectus Supplement is September 8, 2004.

Please keep this Prospectus Supplement with your records.